Exhibit 99.2

Microtune Perspective: The Handheld Digital TV Market

Mobile MicroTuner™ MT2260

Single-chip multi-band tuner for battery-powered devices

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MICROTUNE

Forward Looking Statements

We may make forward-looking statements in today’s presentation. Such forward-looking statements will be based on our current expectations, estimates and projections about our business, our products and our industry, and such information and the underlying assumptions of such statements are likely to change. Statements surrounding the market for handheld digital television necessarily involve a great deal of uncertainty and are particularly likely to change and evolve over time. The market for handheld digital television may not develop or may develop more slowly than currently anticipated. Furthermore, there can be no assurance that if the handheld digital television market develops, that Microtune’s MT2260 or any other Microtune product will be selected by handset manufacturers.

We will not inform you each time any such change occurs and such a change could materially and adversely affect our future results. All such statements are within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. And all such forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Please read our Forms 10-K, Forms10-Q and other reports filed with the SEC for a discussion of the risks and uncertainties facing our business.

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

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MICROTUNE

Agenda

The Handheld Digital TV Opportunity

Key Market Drivers and Challenges

Technical challenges: What kind of RF technology is required in the mobile phone?

Microtune’s new family of handheld TV tuners

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

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MICROTUNE

Mobile TV: Three Critical Drivers for Market Development

Increased activity in Mobile TV within the last six months, spurred by the DVB-H standard, is driving market development

User Adoption

Infrastructure/ Content

Mobile Phone Technology

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

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MICROTUNE

User Adoption of Mobile TV?

ABI Research estimates that the number of mobile TV subscribers worldwide will increase from 1 million this year to over 250 million by 2010; Mobile TV revenues are expected to grow to over $7 billion annually.

A recent CNN/Money survey predicts that 125 million consumers will be watching mobile TV within 5 years.

According to information in a Bernstein Research report, DVB-H trials in Germany suggest that 80% of mobile phone subscribers would pay approximately $15 per month for broadcast TV services

A recent Ericsson Consumer Labs survey indicated that 20% of respondents want future handsets to play video clips or watch television. One third indicated that they wanted larger and clearer displays.

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

Users with Siemens’ DVB-H Concept Phone

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MICROTUNE

Handheld TV – The Next ‘Killer App’? What is the Business Opportunity?

Mobile TV Content

Offers a new ‘pipeline’ to the consumer across a variety of devices — cell phones, PCs, PDAs, PSPs and autos

Delivers TV, video, music and data

Creates new business/revenue opportunities along the entire value chain

Revenue for cell phone carriers

Revenue for content providers—major broadcasters currently reusing or creating programming

Revenue for content aggregators and infrastructure providers

Revenue for manufacturers and technology suppliers

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

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MICROTUNE

# Mobile TV: Varied Approaches for Delivering TV to Mobile Phone

| | |
|---|---|
| TV over Cellular | Low-quality, bandwidth-limited |
| TV over Satellite | Standard: S-DMB<br>Improved quality but depends on line-of-sight transmission |
| TV over Broadcast<br><br>Siemens' DVB-H Concept Phone (with Microtune tuner) | • Open Standard: DVB-H<br>• High-quality, full-motion real-time broadcast<br>• Superset of DVB-T digital standard<br>• Supported by handset manufacturers (Nokia, Samsung, Siemens); IC suppliers (Microtune, DiBcom, Freescale, Philips, TI) and operators (Crown Castle, France Telecomm, O2, T-Systems) |

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

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MICROTUNE

# What it Takes to Make TV a Mobile Experience - New Infrastructure Required

## The U.S. DVB-H Model, Driven by Crown Castle

### Broadcast Business Systems and Models are Being Developed



User
Cellular Operators
Content Aggregators
Content Providers
Mobile Phone Manf
Technology Suppliers
Standards

U.S. Mobile TV Timetable

- 2004 - Testing and consumer trials
- 2005 - Continued trials and deployment
- 2006 - Commercial roll-out

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

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MICROTUNE

# Crown Castle: Driver of Mobile Broadcast TV in the U.S.

CROWN CASTLE INTERNATIONAL
shaping the wireless world™

- Leading independent owner and operator of shared wireless infrastructures, including extensive networks of more than 10,000 towers in the U.S.
- Plans to build and operate a dedicated digital network for DVB-H mobile broadcast in U.S.
- Owns clean, unencumbered nationwide U.S. spectrum
  - 5 MHz between 1.670 and 1.675 GHz (L-Band)
- Conducted successful field trials in Pittsburgh
- Plans to partner with content providers and wireless service providers and expects to begin commercial deployment of services in select major markets in 2005

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

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MICROTUNE

# DVB-H Technology for Mobile Phones


EU: 470 MHz – 702 MHz
US: 1670 MHz – 1675 MHz
Antenna
PA
Reject
Filter
DVB-H
Tuner
(SiGe)
DVB-H
Demod
(CMOS)
Applications
Processor
(CMOS)
New Components Needed for DVB-H TV
Camera Phone

- Antenna, filter, tuner, and demod needed to add DVB-H TV feature
- Applications Processor already used in phones today
- Tuner and demod are most costly items

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

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MICROTUNE

Squeezing TV Programs into a DVB-H Multiplex Using “Packets” to Save Power

Transmitted Signal

1 2 3

N 1 2 3

N 1 2 3

Time

DVB-H can handle at least 10 Mbps in an 8 MHz channel

QVGA requires about 380kbps for very good quality video at 30fps on a 5-10 cm display

Therefore up to 27 multiplexed programs can be “IP” cast simultaneously

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

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MICROTUNE

Squeezing TV Programs into a DVB-H Multiplex Using “Packets” to Save Power

Transmitted Signal

1 2 3 N 1 2 3 N 1 2 3

Received Signal

Time

DVB-H can handle at least 10 Mbps in an 8 MHz channel

QVGA requires about 380kbps for very good quality video at 30fps on a 5-10 cm display

Therefore up to 27 multiplexed programs can be”IP” cast simultaneously with the tuner picking up the desired program by turning on only when needed (time slicing) and thereby saving 90%+ of power consumption

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

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MICROTUNE

Technical Challenges: Bringing Broadband TV into a Narrowband Mobile Phone World

Broadband TV 1-2G Phones 2-2.5G 3G Services

Spectrum

0 470 870 1 GHz 2 GHz

Mobile phones use only a narrow frequency spectrum. So their receivers can be protected from interference using fixed filters. Broadband TV has far greater opportunity for interference because fixed filters can not be used to protect the receiver.

Interference up to 100,000 times stronger than the desired signal from existing analog and digital TV stations, other DVB-H services, and even police and other emergency services radios.

Interference challenges must be met while still preserving battery life.

Slide 13

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

MICROTUNE

# Clash of the Titans: Self-Interference Between Tuner and Phone Power Amp



Terrestrial TV Stations
DVB-H Stations
Mobile Phone Power Amp (PA)
Mobile Phone Power Amp Can Interfere with Sensitive TV Signals

Requires a technology solution that can reduce interference

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

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MICROTUNE

Microtune: Well Positioned to Solve Technical Challenges of Mobile TV

Inventor of single-chip TV tuner technology

Sparked the drive to highly integrated miniaturization, bringing TV to more and smaller devices 46 U.S. patents protect Microtune RF technology

World’s No. 1 silicon tuner supplier

More than 15 million silicon tuners sold worldwide, (more than all competitors combined) Products market proven and customer hardened

Class-leading tuners include those for DVB-T (only silicon tuner with support for Nordig Unified spec)

Real-world experience in standards and operating environments

MT2060 Low-Power, DVB-T Tuner, Microtune’s 7th - Generation Device

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

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MICROTUNE

Microtune: Building on History of Bringing Real-World TV Solutions to Customers

Watch HDTV on high-end wide-screen displays Samsung High-Definition TV (Supports DCR standard)

Watch TV and record TV on your PC

Toshiba’s Qosmio personal entertainment computer

Watch HDTV while recording programs; order on-demand services Scientific Atlanta’s advanced set-top boxes (multi-tuner architecture)

Watch TV and record programs

ATI PC/TV cards with personal video recording (PVR) functionality

Watch TV, listen to the radio, get traffic reports Mercedes Benz DVB-T car entertainment system

Plug-in a thumb-size USB device to watch TV on your laptop PC New DVB-T ‘Tuner on a Stick’ receiver

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

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MICROTUNE

# Family of Ultra-Low Power Mobile MicroTuners for DVB-H Handsets


MT2260
6X6 40 LD

**Mobile MicroTuner MT2260**
**Samples Now**

- Initial product is MT2260 – 1st multi-band DVB-H tuner
  - Also 1st silicon tuner for DVB-H using L-Band
- Patent-pending multi-band architecture
  - ClearTune™ filter reduces interference, providing improved immunity to phone's power amp (PA)
  - Low noise figure for outstanding sensitivity
  - High linearity for reduced interference
  - Excellent phase noise for maximum fidelity
- Very low operating, power-down, and standby power modes
  - 20-40 milliWatts in operating mode, depending on severity of reception environment
  - 9 milliWatts in power-down mode
  - 250-microWatts in sleep mode
- Very small: 6 x 6 millimeters; fabricated in SiGe

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Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

MICROTUNE

# MT2260 Block Diagram

**Multi-Band Architecture with Shared Mixer and Filter Structure**



LNA
Transformer
UHF
L-Band
ClearTune™
MT2260
PFD
XO
÷N
BB AGC
RF AGC

- Integrated LNAs for UHF and L-Band provide very low noise figure, eliminating the need for external LNAs that add size, cost, and power usage.
- Single-ended inputs interface cleanly to antenna and PA filter, eliminating the need for bulky external transformer baluns that add size and cost.

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Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

MICROTUNE

# Real-World Advantages for Manufacturers



**MT2260 on a board; Very small footprint**

- Multi-band covers both U.S. and European DVB-H applications with a single part number.
  - Enables mobile phone manufacturers to have one common design for both without re-engineering hardware or software.
- Flexible design
  - Interfaces with DVB-H demodulators and provides critical reference clock (XO) of 8-60MHz.
- ClearTune filter technology reduces or eliminates the need for the PA reject filter saving size and cost.

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Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

MICROTUNE

Summary

Handheld TV market offers an emerging, potentially huge, opportunity

Key enablers are in place

Infrastructure developing steadily Technical challenges are solvable

Microtune is uniquely positioned to be a player in the mobile TV tuner market

Field-proven technology

Solution with ultra low power, cost and size 1st silicon tuner to support U.S. L-Band market Only tuner to support both UHF and L-Band

Microtune is a registered trademark and MicroTuner and Mobile MicroTuner are trademarks of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2005 Microtune, Inc. All rights reserved. June 6, 2005

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MICROTUNE